Supplement dated May 27, 2022
to the Thrivent Series Fund, Inc. Prospectus and Summary Prospectuses, each dated April 30, 2022, for the following funds (each, a "Portfolio," and collectively, the "Portfolios")
Thrivent All Cap Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Government Bond Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
The following portfolio management changes for the Portfolios will be implemented effective May 31, 2022:
Thrivent All Cap Portfolio. Roger W. Norberg has been named as the lead portfolio manager for the Portfolio. Mr. Norberg is Director, Equity Research and Analysis and has been with Thrivent Financial since 2020. John T. Groton, Jr., CFA and Matthew D. Finn, CFA, will continue to serve as portfolio managers for the Portfolio.
Thrivent Diversified Income Plus Portfolio. David R. Spangler, CFA has been named as a portfolio manager for the Portfolio. Mr. Spangler has been with Thrivent Financial since 2002, has served in an investment management capacity since 2006, and is currently a Senior Portfolio Manager. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Stephen D. Lowe, CFA and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Portfolio.
Thrivent Government Bond Portfolio. Jon-Paul (JP) Gagne has been named as a portfolio manager for the Portfolio. Mr. Gagne joined Thrivent Financial in May 2018 as a Senior Research Analyst/Trader covering Securitized Assets and became a portfolio manager in February 2021. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Michael G. Landreville, CFA, CPA (inactive) will continue to serve as a portfolio manager for the Portfolio.
Thrivent Limited Maturity Bond Portfolio. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Michael G. Landreville, CFA, CPA (inactive), Cortney L. Swensen, CFA, and Jon-Paul (JP) Gagne will continue to serve as portfolio managers for the Portfolio.
Thrivent Mid Cap Stock Portfolio. Vikram Kaura and J.P. McKim, CFA have been named as portfolio managers for the Portfolio. Mr. Kaura is a Senior Portfolio Manager and has been with Thrivent Financial since 2017. Mr. McKim is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Brian J. Flanagan, CFA will continue to serve as the lead portfolio manager for the Portfolio.
Thrivent Multidimensional Income Portfolio. Gregory R. Anderson, CFA is no longer a portfolio manager for the Portfolio. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Portfolio.
Thrivent Opportunity Income Plus Portfolio. Gregory R. Anderson, CFA and Conrad E. Smith, CFA are no longer portfolio managers for the Portfolio. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Portfolio.
Please include this Supplement with your Prospectus and Summary Prospectus.
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